UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023 (April 10, 2023)

SMART FOR LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41290	81-5360128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 S Rogers Circle, Suite 3, Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(786) 749-1221
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SMFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, at a special meeting of the stockholders of Smart for Life, Inc. (the “Company”) held on March 15, 2023 (the “Special Meeting”), the Company’s stockholders approved the proposed conversion of the Company from a Delaware corporation to a Nevada corporation (the “Conversion”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission on February 2, 2023 (the “Proxy Statement”). Pursuant to the Plan of Conversion, the Company effected the Conversion on April 10, 2023 by filing: (i) a certificate of conversion with the Secretary of State of the State of Delaware (the “Certificate of Conversion”); (ii) articles of conversion with the Secretary of State of the State of Nevada (the “Articles of Conversion”); and (iii) articles of incorporation with the Secretary of State of the State of Nevada (the “Articles of Incorporation”). Pursuant to the Plan of Conversion, the Company also filed a certificate of designation for the Company’s series A convertible preferred stock with the Secretary of State of the State of Nevada (the “Certificate of Designation”) and adopted new bylaws (the “Bylaws”).

At the effective time of the Conversion:

●	The Company’s domicile changed from the State of Delaware to the State of Nevada.

●	The affairs of the Company ceased to be governed by the General Corporation Law of the State of Delaware and the Company’s existing certificate of incorporation and bylaws, and instead became governed by the Nevada Revised Statutes, the Articles of Incorporation and the Bylaws.

●	The Company continued to be the same entity and continues with all of the same rights, privileges and powers.

●	The Company continued to have the same name, possesses all of the same properties, continued with all of debts, liabilities and obligations, and continued with the same officers and directors as immediately prior to the Conversion.

●	The number of shares of common stock that the Company is authorized to issue increased from 100 million shares to 500 million shares.

●	Each outstanding share of the common stock, series A convertible preferred stock, warrants to purchase shares of common stock and other convertible securities of the Company previously incorporated in Delaware (“SMFL Delaware”) automatically converted into one share of common stock, one share of series A convertible preferred stock and an equivalent number of convertible securities of the Company incorporated in Nevada (“SMFL Nevada”), with the same price per share, upon the same terms and subject to the same conditions as before the Conversion, and certificates issued for shares of SMFL Delaware’s common stock and series A convertible preferred stock prior to the Conversion automatically came to represent shares of SMFL Nevada’s common stock and series A convertible preferred stock upon completion of the Conversion.

●	The Company’s employee benefit and incentive plans continued, and each option, equity award or other right of SMFL Delaware issued under such plans automatically converted into an option, equity award or right to purchase or receive the same number of shares of common stock of SMFL Nevada, at the same price per share, upon the same terms and subject to the same conditions as before the Conversion. In addition, the Company’s employment agreements and other employee benefit arrangements continued upon the terms and subject to the conditions in effect at the time of the Conversion.

The Conversion did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Conversion did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements and will continue to be the rights and obligations of the Company after the Conversion. The daily business operations of the Company will continue as they were conducted prior to the Conversion. The consolidated financial condition and results of operations of the Company immediately after consummation of the Conversion remain the same as immediately before the Conversion.

Certain rights of the Company’s stockholders were changed as a result of the Conversion. A more detailed description of the Plan of Conversion, the Articles of Incorporation, the Certificate of Designation, the Bylaws and the effects of the Conversion is set forth in Proposal 3 of the Proxy Statement, and the description contained therein is incorporated herein by reference. Copies of the Plan of Conversion, the Certificate of Conversion, the Articles of Conversion, the Articles of Incorporation, the Certificate of Designation and the Bylaws are filed as Exhibits 2.1, 2.2, 2.3, 3.1, 3.2 and 3.3, respectively, to this report and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Plan of Conversion, dated January 12, 2023
2.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on April 10, 2023
2.3	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on April 10, 2023
3.1	Articles of Incorporation of Smart for Life, Inc.
3.2	Certificate of Designation of Series A Convertible Preferred Stock of Smart for Life, Inc.
3.3	Bylaws of Smart for Life, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2023	SMART FOR LIFE, INC.

/s/ Darren C. Minton
	Name:	Darren C. Minton
	Title:	Chief Executive Officer

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